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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CardioDynamics International Corporation


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG Peat Marwick LLP
KPMG PEAT MARWICK LLP
San Diego, California
November 12, 1998



                                  EXHIBIT 23.1